Forward-looking statements 2 This presentation of Recursion Pharmaceuticals, Inc. (“Recursion,” “we,” “us,” or “our”) and any accompanying discussion contain statements that are not historical facts may be considered forward-looking statements under federal securities laws and may be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” or words of similar meaning and include, but are not limited to, statements regarding expected proofpoints in 2025; Recursion’s OS industrializing first- and best-in-class drug discovery; the occurrence or realization of potential milestones; current and future preclinical and clinical studies, including timelines for enrollment in studies, data readouts, and progression toward IND-enabling and other potential studies; advancements of its pipeline, partnerships, and data strategies; Recursion’s plans to present clinical trial data at medical conference or in publications; the potential size of the market opportunity for our drug candidates; outcomes and benefits from licenses, partnerships and collaborations, including option exercises by partners and the amount and timing of potential milestone payments; outcomes and benefits expected from the Large Language Model-Orchestrated Workflow Engine (LOWE); the initiation, timing, progress, results, and cost of our research and development programs; advancements of our Recursion OS; the potential for additional partnerships and making data and tools available to third parties; our ability to identify viable new drug candidates for clinical development and the accelerating rate at which we expect to identify such candidates including our ability to leverage the datasets acquired through the license agreement into increased machine learning capabilities and accelerate clinical trial enrollment; expectations related to cost synergies associated with our recently completed business combination, including the reduction of real estate footprint; our expected cash runway extending into 2027; the occurrence and timing of an update on the business combination; the completion of the carve out of the Austrian entity and Recursion’s investment in Alpha Biotechnology GmbH; and many others. Other important factors and information are contained in Recursion’s most recent Annual Report on Form 10-K and the Company’s other filings with the U.S. Securities and Exchange Commission (the “SEC”), which can be accessed at https://ir.recursion.com, or www.sec.gov. All forward-looking statements are qualified by these cautionary statements and apply only as of the date they are made. Recursion does not undertake any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the company’s own internal estimates and research. While the company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the company believes its own internal research is reliable, such research has not been verified by any independent source. Information contained in, or that can be accessed through our website is not a part of and is not incorporated into this presentation. Cross-trial or cross-candidate comparisons against other clinical trials and other drug candidates are not based on head-to-head studies and are presented for informational purposes; comparisons are based on publicly available information for other clinical trials and other drug candidates. Any non-Recursion logos or trademarks included herein are the property of the owners thereof and are used for reference purposes only.

Recursion is on the frontier of TechBio Leading Indicators in 2024 to a Cascade of Proof Points in 2025

2024 Year in Review: A Scaled Pipeline of Best- & First-In-Class Opportunities 4 Clinical data read-outs: • REC-617: Potential best-in-class CDK7 inhibitor for advanced solid tumors showed promising safety and preliminary efficacy in Phase 1 dose escalation • REC-994: Oral superoxide scavenger for potential first-in-disease symptomatic CCM demonstrated safety and encouraging trends in MRI- based lesion reduction and functional improvement in Phase 2 New clinical trials launched: • REC-1245: DAHLIA (RBM39 degrader for solid tumors) – Phase 1/2 • REC-4881: TUPELO (FAP) – Phase 1b/2 • REC-3964: ALDER (C. difficile) – Phase 2 CTA/IND updates for additional programs: • REC-4539: IND clearance for LSD1 (SCLC) • REC-3565: CTA for MALT1 (B-cell malignancies) • REC-4209: Initiated IND-enabling studies (IPF) • REV102: Initiated IND-enabling studies (HPP)

# Pipeline of ~10 **clinical and preclinical** technology-enabled programs

| | Candidate | Target | Indication | Preclinical | IND-Enabling | Phase 1/2 | Pivotal / Phase 3 | Status & Anticipated Milestones |
|---|---|---|---|---|---|---|---|---|
| ONCOLOGY | REC-617 | **CDK7** | Advanced solid tumors[1] | *ELUCIDATE* | | | | ✓ Ph1/2 interim data presented[2] in 4Q24<br>• Combination study initiation – 1H25 |
| ONCOLOGY | REC-1245 | **RBM39** | Biomarker-enriched solid tumors & lymphoma | *DAHLIA* | | | | ✓ FPD – 4Q24<br>• Ph 1 dose-escalation update – 1H26 |
| ONCOLOGY | REC-3565 | **MALT1** | B-cell malignancies | *EXCELERIZE* | | | | ✓ CTA Clearance – 4Q24<br>• Ph 1 FPD – 1H25 |
| ONCOLOGY | REC-4539 | **LSD1** | Small-cell lung cancer (SCLC) | *ENLYGHT* | | | | ✓ IND Clearance – 1Q25<br>• Ph 1 FPD – 1H25 |
| RARE | REC-994 | **Superoxide** | Cerebral cavernous malformations (CCM) | *SYCAMORE* | | | | ✓ Ph 2 data presented[3] in 1Q25<br>• Program update – 2H 2025 |
| RARE | REC-4881 | **MEK1/2** | Familial adenomatous polyposis (FAP) | *TUPELO* | | | | • Ph 1b/2 safety & early efficacy – 1H25 |
| RARE | REC-2282 | **HDAC** | Neurofibromatosis type 2 (NF2) | *POPLAR* | | | | ✓ Ph 2 fully enrolled – 3Q24<br>• PFS6 futility – 1H25 |
| RARE | REV102[4] | **ENPP1** | Hypophosphatasia (HPP) | | | | | ✓ IND-enabling studies initiated |
| OTHER | REC-3964 | **TcdB** | Prevention of recurrent *C. difficile* (rCDI) | *ALDER* | | | | ✓ FPD – 4Q24<br>• Ph 2 update – 1Q26 |
| OTHER | REC-4209 | **Undisclosed** | Idiopathic pulmonary fibrosis (IPF) | | | | | • IND-enabling studies ongoing |
| | **~10** advanced discovery programs including a **PI3Kα H1047Ri** | | | | | | | |

1. *Includes non-small cell lung cancer (NSCLC), colorectal cancer, breast cancer, pancreatic cancer, ovarian cancer, head and neck cancer*
2. *AACR Special Conference in Cancer Research: Optimizing Therapeutic Efficacy and Tolerability through Cancer Chemistry; plenary session presentation*
3. *International Stroke Conference; late breaking oral abstract*
4. *Joint venture with Rallybio*

5

Recursion

# **REC-7735 (PI3Kα H1047R):** An AI-designed, highly selective H1047R-targeting PI3K inhibitor designed to enhance therapeutic index*

## Recursion OS: REC-7735 Discovery



Real World
World Model
Learn
Hypothesize
Genomics
Transcriptomics
Phenomics
Proteomics
Automated Synthesis
Automated ADMET
InVivomics
Real-world Patient Data
Multiomics Network Mapping
Target & Pathway Deconvolution
Protein-Ligand Binding Affinity
Generative Molecular Design
pADMET & Property Prediction
In Vivo Toxicity Prediction
Clinical Trial Simulation

**Our Approach:** AI-powered precision design using automated synthesis and generative molecular design intended to mitigate adverse events seen in class

## PI3Kα H1047R

- **>100-fold better selectivity** against WT PI3Kα, 10x-fold better selectivity vs. other WT sparing inhibitors
- **Limited hyperglycemia observed** in vivo at highest doses (vs. STX-478)
- In vivo efficacy **superior to SoC (alpelisib)** and comparable to STX-478
- **CNS penetrant** with low-risk of dose-limiting AEs

6

*Program is currently in candidate profiling / late lead optimization

Recursion

# In vivo: REC-7735* demonstrates preliminary competitive efficacy with limited hyperglycemia versus SoC in preclinical models



CDX Model: PI3Ka H1047R[1]
Dose-dependent tumor regression
Tumor growth
Tumor regression
100
50
0
-50
-100
Doses in mg/kg
QD - Alpelisib & STX
BID - LOXO, REC
****
Control
50
100
37.5
6.25
18.75
37.5
75
SoC Alpelisib
STX
LOXO
REC-7735



Naïve Wildtype Mice[2]
No increase in hyperglycemia markers
****
Plasma Insulin [ng/ml]
15
10
5
0
Control
50
100
37.5
37.5
150
SoC Alpelisib
STX
LOXO
REC-7735

**Program is currently in candidate profiling / late lead optimization*

*Note: Alpelisib and STX (STX-478) were dosed QD; LOXO (LOXO-783) and REC-7735 were dosed BID. Doses are represented as mg/kg.*

1. *In vivo CDX Model using T47D (PI3Ka H1047R mutant) cell line. n=10 mice per group. Data represents tumor growth inhibition and regression after 14 days of dosing. Pharmacokinetic (plasma and tumor) and pharmacodynamic (tumor pAKT) data were consistent with the observed tumor growth inhibition and regression.*
2. *In vivo naive wild-type, non-tumor bearing mice. n=6 mice per group. Data represents plasma insulin after 5 days of dosing. To note, plasma glucose and serum C-peptide, an inflammation marker, showed similar trends.*

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Recursion

2024 Year in Review: Partnerships Delivering Meaningful Milestones Sanofi Advanced two programs through initial milestones, generating $15 million in aggregate payments 8 Roche-Genentech Generated multiple whole-genome phenomaps in oncology and neuro to uncover new targets and potential therapies; $30M in milestones received Bayer Delivered 25 multimodal oncology data packages and LOWE software to enhance research capabilities Merck KGaA Advanced alliance in oncology and immunology targets

2024 Year in Review: Our Platform Leads the Industry in Data, Models, and Compute Compute: • Built Biohive-2 with NVIDIA, believed to be the most powerful wholly-owned and operated supercomputer in biopharma Data Capabilities: • Mapped 1.4 million active ligands to binding pockets for structure-based drug discovery and target deconvolution • Generating up to 16.2M multi-timepoint brightfield images per week • Produced just under 1 million transcriptomes this year (>1.6 million since launch in 2023), including the first genome-scale CRISPR knockout map in primary human cells Foundation Models: • Phenom-2: improves genetic perturbation separation by 60% • MolPhenix: 10X improvement in predicting molecule effects on cell assays compared to previous models • MolGPS: Outperforms state-of-the-art models on 12 of 22 ADMET tasks1 Causal AI models and ClinTech: • Utilizing AI models and Tempus data to build a patient stratification framework in SCLC • Automating site engagement and enrollment to accelerate patient matching 9 1. Ranked in the TDC (Therapeutics Data Commons)

10 Full-stack Recursion OS is industrializing first-in-class & best-in- class drug discovery

# Recursion OS moves medicines to clinic faster and at a lower cost


Quickly validated hypotheses and >
Time to Hit Package (months)
14
12
10
8
6
4
2
0
Industry
Legacy Recursion
> highly productive compound design to >
# synthesized to candidate
3000
2500
2000
1500
1000
500
0
Industry
Legacy Exscientia
> spend less >
Cost to IND ($M)
30
25
20
15
10
5
0
Industry
Legacy Recursion
> and go faster
Time to Candidate ID (months)
60
50
40
30
20
10
0
Industry
Legacy Recursion

*(Far Left): Time from hypothesis screening to validated hit package for legacy Recursion programs. (Center Left): Legacy Exscientia compounds synthesized from hit to candidate ID. (Center Right): Total spend from hypothesis screening to the completion of IND-enabling studies for legacy Recursion novel chemical entity (NCE) programs that advanced to clinical trials. The cost to IND has been inflation-adjusted using the US Consumer Price Index (CPI) (Far Right). Time to validated lead is the average of >280 legacy Recursion programs since late 2017 through 2024. Industry data adapted from Paul, et al., Nature Reviews Drug Discovery (2010) 9, 203–214*

11

Recursion

90 Day Deep Dive: Power our platform through the integration of data, models, workflows, and compute 12 Data, Model Integration through Compute ADMET 18 different ADMET endpoints PHENOMICS >950,000 compound images PROTEIN-LIGAND BINDING 1.4M compounds for MoA models Combined and Improved Recursion OS Exscientia’s Centaur Chemistry Platform for molecule design and automated synthesis

Results: Supercharged platform <100 days post-close 13 Created high confidence target predictions for 1.4 million Compounds from a federation of models from across EXAI and RXRX, to enable higher confidence MoA deconvolution 18 new ADMET applications added to Centaur based on new models built on the combined organization’s datasets, increasing our ability to filter out compounds with liabilities Integrated >950,000 compounds previously profiled in living cells at RXRX into EXAIs Centaur models demonstrating a >2.5x increased efficiency in detecting new bioactive scaffolds and a >40% reduction in likely cytotoxic compounds Added Scientific Agent systems developed at EXAI to RXRX program nomination workflows, resulting in a 60% reduction in human literature review time, and speeding up hit to lead program initiation

On-track to deliver at least $100M in synergies from the business-combination 14 Operating Expense Update • At least $100 million in synergies with majority of the run rate amount achieved in 2025 • Carved out Vienna operations with 49% ownership in a newly formed company focused on precision oncology, Alpha Biotechnology GmbH • On-track to sub-lease multiple legacy sites • The company will provide a comprehensive update in May 2025 FY2024 REVENUE FY24 pro forma revenue $82.6 million1 CASH $603 million in cash, cash equivalents and restricted cash2 1. Unaudited pro forma consolidated revenue is presented as if the Exscientia business combination had occurred on January 1, 2023. U.S GAAP revenue was $58.8 million in the Recursion consolidated financial statements 2. Recursion noted that the change in Exscientia’s cash and cash equivalents and short term bank deposits from December 31, 2023 to November 20, 2024, the date of the close of the acquisition was $184 million Expected cash runway into 2027

# Positioned for a catalyst-rich 2025

## Pipelines

| | | | |
|---|---|---|---|
| ✔ | REC-994 (Superoxide Scavenger) in CCM | Late breaker oral presentation (Phase 2) at International Stroke Conference | Feb 5th, 2025 |
| ☐ | REC-3565 (MALT-1i) in B-cell malignancies | Phase 1 first patient dosed | 1H25 |
| ☐ | REC-617 (CDK7i) in advanced solid tumors | Initiation of combination studies | 1H25 |
| ☐ | REC-4881 (MEK1/2i) in FAP | Phase 1b/2 safety and early efficacy data | 1H25 |
| ☐ | REC-2282 (HDACi) in NF2 | PFS6 futility analysis | 1H25 |
| ☐ | REC-4539 (LSD-1i) in SCLC | Phase 1 first patient dosed | 1H25 |
| ☐ | REC-617 (CDK7i) in advanced solid tumors | Additional Phase 1 data from ELUCIDATE | 2H25 |
| ☐ | Advancement of discovery programs including PI3Kα H1047Ri | | FY25 |

## Partnerships

- ☐ Potential for additional phenomap options
- ☐ Potential for multiple new project initiations
- ☐ Potential for multiple programs optioned by partners

## Platform

- ☐ Updates on early clinical development AI build in Recursion OS
- ☐ Updates on industry-leading foundation models at multiple biological levels
- ☐ Integration of technology and autonomous workflows to support best- and first-in-class programs

15

Recursion

Recursion is on the frontier of TechBio Extraordinary Value to be Unlocked in the Intermediate Term

17 Full-stack Recursion OS is industrializing first-in-class & best-in- class drug discovery

18 The Race to Accurately Simulate Biology at Scale

MICRO Pathway Model MACRO Largest, fit-for-purpose perturbative biology + foundation models make Recursion a leader Protein Model Increasingly commoditized – Partnering with builders of frontier models for early access Atomistic Model AI + QM/MD + Compute = Recipe for leadership 19 The Race to Accurately Simulate Biology at Scale Patient Models Real-world patient data + AI